The Lincoln National Life Insurance Company:

              Lincoln Life Flexible Premium Variable Life Account R


                   Lincoln Life & Annuity Company of New York:

      LLANY Separate Account R for Flexible Premium Variable Life Insurance



                       Supplement Dated September 25, 2006
                         To the Prospectus for Products:

                                 Lincoln SVULone
                            Lincoln Momentum SVULone


The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.

With regard to information appearing under the heading "Funds" (Delaware VIP Trust) of the prospectus:

       Effective September 25, 2006, Mondrian Investment Partners Limited no longer serves as sub-advisor to the Delaware Emerging Market Series.

The following information replaces information regarding Dollar Cost Averaging appearing under the heading "Optional Sub-Account Allocation Programs" in the prospectus:

       Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. Dollar cost averaging can only be elected at the time your policy is issued. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

       If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

       If dollar cost averaging is desired, it must be elected at issue on your application.

       Dollar cost averaging terminates automatically:

       1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

       2) one week after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

       3)  on the first policy anniversary; or

       4)  if your policy is surrendered.







SUPP-06.27